Rational/NuWave Enhanced Market Opportunity Fund

Class A Shares: NUXAX	Class C Shares: NUXCX	Institutional Shares: NUXIX

SUMMARY PROSPECTUS

June 11, 2019

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://rationalmf.com/literature-forms/. You can also get this information at no cost by calling 800-253-0412, emailing info@rationalmf.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus dated May 1, 2019, as revised June 11, 2019, and statement of additional information dated May 1, 2019, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Beginning on January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.rationalmf.com, rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 1-800-253-0412. Your election to receive reports in paper will apply to all funds held within the fund complex.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Fund at 1-800-253-0412. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

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FUND SUMMARY – RATIONAL/NUWAVE ENHANCED MARKET OPPORTUNITY FUND

Investment Objective: The Fund's objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 101 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information (the “SAI”) entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 78.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original purchase price or the net asset value of shares at the time of redemption)	None	None(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.75%	1.75%	1.75%
Distribution (12b-1) Fees	0.00%	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	1.59%	1.68%	1.68%
Acquired Fund Fees and Expenses(3)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	3.36%	3.70%	4.45%
Fee Waivers and/or Expense Reimbursements (4)	(1.35)%	(1.44)%	(1.44)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.01%	2.26%	3.01%

(1) (2)

In the case of investments of $1 million or more (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(4)	The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.99%, 2.24%, and 2.99% of the Institutional Shares, Class A Shares, and Class C Shares’ daily net assets, respectively, through April 30, 2020. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold, as applicable) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$204	$907	$1,634	$3,558
Class A Shares	$791	$1,517	$2,262	$4,210
Class C Shares – no redemption	$304	$1,217	$2,139	$4,491
Class C Shares – with redemption	$404	$1,217	$2,139	$4,491

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period February 28, 2018 (commencement of operations) through December 31, 2018, the Fund’s portfolio turnover rate was 1449% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests in a portfolio of equity securities (the “Equity Component”) in combination with long and short positions in commodities and financial futures (the “Futures Component”) with the goal of generating superior risk-adjusted returns compared to a typical long-only, non-leveraged equity portfolio. The Fund’s investments in the Futures Component will result in economic leverage, which means the sum of the Fund’s investment exposures through the Futures Component may significantly exceed the amount of assets invested in the Futures Component, although these exposures may vary over time. Under normal market conditions, the Fund’s sub-advisor, NuWave Investment Management, LLC (the “Sub-Advisor”), generally expects that the notional exposure to each of the Equity Component and Futures Component will be approximately 50% (through the allocation of (i) approximately 75% of the Fund's net assets to the Equity Component by investing in equity securities and (ii) approximately 25% of the Fund's net assets to the Futures Component by investing in commodity and financial futures, as well as cash and cash equivalents, as described below). Such percentages will vary based upon the Sub-Advisor’s investment outlook and assessment of prevailing market conditions. The combined portfolio is structured to be broadly diversified across markets, time horizons and trading styles, and the Sub-Advisor aims to achieve a substantial degree of non-correlation between the Equity Component and the Futures Component.

Equity Component. The Equity Component is comprised primarily of common stocks and exchange-traded funds (“ETFs”) invested in common stock of domestic and foreign companies traded on US stock exchanges. Although the Fund may invest in companies of any market capitalization without limit, the Fund expects to be invested predominately in companies with market capitalizations of $5 billion or more at the time of purchase.

The Equity Component of the strategy employs a systematic process to identify repetitive patterns of price behavior that are indicative of prevailing market sentiment and/or institutional money flows into or out of individual securities and sectors. These factors are often indicative of large scale asset allocation shifts, sector rotation opportunities, and/or shifting sentiment indicators. Individual stocks that are expected to outperform the benchmark index are targeted for inclusion in the portfolio, while those that are expected to underperform are either liquidated or excluded. The systematic portfolio selection process is further constrained real-time with respect to individual position size and sector exposure in order to ensure a meaningful variety of market exposures. Holding periods range from intraday to several weeks in length (depending upon the persistence of trending price behaviors).

Futures Component. The Futures Component of the Fund’s portfolio holds long and short positions on futures contracts and maintains cash and cash equivalents, including money market funds, to be utilized as margin or collateral. The Futures Component of the Fund’s assets will be allocated among various asset classes, including exposure to both financial futures (stock indices, fixed income and currencies) and commodity futures (energies, metals, grains, softs and meats). Investments may be made in domestic and foreign markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below).

The Futures Component of the strategy employs a multi-model trend-based approach to invest both long and short across a diverse selection of liquid financial and commodities futures markets. This component of the strategy seeks to identify price trends through the application of hundreds of individual trading models, which collectively provide exposure to short-, intermediate- and long-term trading opportunities. The underlying trading models are selected based upon their individual risk/return characteristics, as well as their ability to smooth/diversify overall portfolio returns. While each of the trading models trades the same set of broadly diversified futures markets, each is also differentiated by a unique trading style and time frame.

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Investments in Subsidiary. The Advisor executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary invests the majority of its assets in commodities and other futures contracts.  The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.  The Advisor and Sub-Advisor to the Fund are also Advisor and Sub-Advisor to the Subsidiary.

The Sub-Advisor may engage in frequent trading of the Fund’s portfolio in pursuing its strategy for the Fund.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

•	Cash or Cash Equivalents Risk: At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.
•	Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors, as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•	Commodity Tax Risk: The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Fund intends to invest in commodity-linked notes indirectly through the Subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

•	Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

•	Derivatives Risk: The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of
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mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Sub-Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends.

•	Equity Securities Risk: The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

•	Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

•	Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing Commodity Futures Trading Commission ("CFTC") regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

•	Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, including economic sanctions, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. Investing in foreign securities includes trading related risks (e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers maybe less than in the U.S., and foreign securities may be subject to foreign governmental restrictions such as exchange controls). All of the risks of investing in foreign
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securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

•	Large Capitalization Stock Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

•	Leverage Risk: The use of leverage by the Fund, such as through the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.
•	Limited History of Operations: The Fund has a limited history of operations as a mutual fund for investors to evaluate. If the Fund is unable to achieve an economic size, expenses will be higher than expected and the Fund might close, which could produce adverse tax consequences for shareholders.

•	Management Risk: The investment strategies and models employed by the Sub-Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisor’s judgment about the attractiveness, value and potential appreciation of securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Advisor’s judgment will produce the desired results.

•	Market Risk: The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets.

•	Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

•	Non-Diversification Risk: To the extent that the Fund holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than would a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

•	Regulatory Risk: Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with
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and regulated by the CFTC. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund. Compliance with new regulatory requirements could increase the Fund’s expenses.

•	Small and Medium Capitalization Stock Risk. The value of smaller and medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•	Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

•	Underlying Fund Risk: Other investment companies, including ETFs and money market funds (“Underlying Funds”) in which the Fund invests, are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks Fund. ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be illiquid or even halted under certain circumstances.

•	Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

•	Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and the Advisor is a "commodity pool operator" registered with and regulated by the CFTC with respect to the Fund. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance: The Fund acquired all of the assets and liabilities of NuWave Equity Enhanced Fund, LP (the “Predecessor Fund”) in a tax-free reorganization on March 1, 2018 (the “Reorganization”).  In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Institutional Shares of the Fund.  The Fund’s investment objectives, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. However, the Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act or Subchapter M of the Internal Revenue Code, which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. The Fund’s Sub-Advisor was the investment adviser to the Predecessor Fund.

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The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows the performance of the Fund’s Institutional Shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Shares over time to the performance of a broad-based market index and an index of the largest 10 funds that pursue managed futures strategies.

The Fund’s performance provided below prior to March 1, 2018 (for periods prior to the commencement of the Fund’s operations) is that of the Predecessor Fund, which includes all of the Predecessor Fund’s actual fees and expenses over various periods, as adjusted to reflect any applicable sales loads of the Fund. The performance of the Predecessor Fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to Shares of the Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been lower.

You should be aware that the Fund’s and Predecessor Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

The Predecessor Fund was organized as a limited partnership, did not qualify as a regulated investment company for federal income tax purposes, and did not pay dividends and distributions. As a result of the different tax treatment, the Fund is unable to show after-tax returns for periods prior to March 1, 2018.

Updated performance information and daily net asset value per share is available at no cost by calling 1-800-253-0412.

Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 13.43% (quarter ended September 30, 2018), and the lowest return for a quarter was (7.01)% (quarter ended March 31, 2018). The Fund’s Institutional Shares year-to-date return for the period ended March 31, 2019 was 8.72%.

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Average Annual Total Returns

(For periods ended December 31, 2018)

	1 Year	5 Year	Since the Predecessor Fund’s Inception (3/31/13)
Institutional[1]	3.00%	8.12%	8.19%
Class A1, 2	(3.22)%	6.57%	9.70%
Class C1	2.01%	7.06%	9.08%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	10.75%
SG CTA Mutual Fund Index	(5.31)%	(0.27)%	(0.20)%

1. Includes the effect of performance fees paid by the investors of the Predecessor Fund.

2. Includes the effect of the maximum sales load.

Advisor: Rational Advisors, Inc. (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: NuWave Investment Management, LLC (“NuWave”) is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Troy Buckner, the Founder and a Principal of the Sub-Advisor, Yury Orlov, Chief of Research and a Principal of the Sub-Advisor, and Thomas Braddock, Head Trader of the Sub-Advisor, serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Buckner is the Lead Portfolio Manager of the Fund. Mr. Buckner has served as a Portfolio Manager of the Fund since the Fund commenced investment operations in 2018. Dr. Orlov and Mr. Braddock have served as Portfolio Managers of the Fund since 2019.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C and Institutional Shares is $1,000. For Class A, and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A, Class C, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer. If a purchase or redemption request is received by 4:00 p.m. it will receive that day’s NAV.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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